SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 11, 2010

 Green Solutions China, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53415	75-3269182
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 3601, the Centre, Queen’s Road no.99
Central, Hong Kong
 (Address of Principal Executive Offices)
 _______________

(852) 3691-8831
 (Issuer Telephone number)

China Green, Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We provide services in three business segments: (i) Greenery Maintenance Consulting, (ii) Greenery Construction Consulting, and (iii) Eco-friendly Property Consulting and Development. During the first quarter of our current fiscal year, management elected to focus company resources on growing the Greenery Construction Consulting and Eco-friendly Property Consulting and Development business segments but devoted no resources to the operations of the Greenery Maintenance Consulting business segment since profit margins were not expected to be as high as those expected to be generated in the other business segments. Management continues to look for profitable opportunities within the Greenery Maintenance Consulting business and may pursue such additional opportunities during the fiscal year ending June 30, 2011, at a time when the Company expects margins to improve.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN SOLUTIONS CHINA, INC.

Date: December 23, 2010	By:	/s/ Chi Yip Tai
Chi Yip Tai
Chairman of the Board & Chief Executive Officer